Exhibit 99.3
AMENDMENT NO. 1 TO LICENSE AGREEMENT

许可协议第一号修正案

This Amendment No. 1 to License Agreement (the "Amendment") effective as of this 1st day of April, 2012 (the "Effective Date") by and between Next Fuel, Inc., a Nevada corporation ("LICENSOR"), and Future Fuel Limited, a British Virgin Island limited liability company ("LICENSEE"), amends the License Agreement between LICENSOR and LICENSEE effective as of the 31st day of March, 2012 (the "Prior Agreement"). LICENSOR and LICENSEE are jointly referred to in this Agreement as the "Parties".

本许可协议第一号修正案（以下简称“修正案”）于2012年4月1日在Next Fuel, Inc.，一个美国内华达公司（以下简称“许可方”）和Future Fuel Limited（以下简称“被许可方”），一个在英属维尔京群岛注册的有限责任公司间生效，修正了许可方和被许可方间于2012年3月31日生效的许可协议（以下简称“原协议”）。 许可方和被许可方在本协议中共同被称为“双方”。

RECITALS

LICENSOR and LICENSEE hereby agree that the terms and conditions set forth in the Prior Agreement will remain in full force and effect, except as specifically set forth in this Amendment. below ,will apply to the license of certain intellectual property described in the Prior Agreement.

许可方和被许可方在此同意除本修正案特别约定之外，原协议中约定的条款和条件将保持完全效力和适用。以下将适用于前协议描述的某些知识产权的授权。

NOW, THEREFORE, the parties hereby agree as follows:

现在双方特此同意如下：

For all purposes of this Agreement the following terms, whether used in the singular or plural, will have the meanings specified below:

为本协议以下条款全部的目的，无论使用单数或复数，将具有以下特定的含意：

1.1           Section 1.13 of the Prior Agreement is hereby amended to read in its entirety as follows: 原协议第1.13条在此修正为以下内容：

"Gas Generating Unit" or "GGU" means a seam of coal (or other carbonaceous material, including lignite) in a Licensed Gas Field that covers an area of Forty Thousand (40,000) square meters that is on average at least ten (meters) thick and on which the Licensed Technology is or was used.  Once established as a GGU, a seam will remain a GGU for all purposes of this Agreement until it ceases to be capable of producing gas.  For clarification, a seam that measures two hundred (200) meters long, two hundred (200) meters wide and ten (10) or more meters deep would be one Gas Generating Unit, but any ten meter thick seam where the product of the length and width equals Forty Thousand (40,000) square meters or more is a Gas Generating Unit.  In any Licensed Gas Field, the number of GGUs will be determined by dividing (i) the total number of square meters in all seams that fit the definition of a GGU by (ii) Forty Thousand (40,000).  A partial Gas Generating Unit in any Licensed Gas Field will be rounded to the nearest number of whole GGUs.  Measurements to determine the number of GGUs in any Licensed Gas Field will be based on the average length, width and depth of all measurements taken in the Licensed Gas Field using industry standards acceptable to both LICENSOR AND LICENSEE and will be updated annually.

 “产气单元”指在使用许可技术的许可气田中的煤层，一个产气单元定义为覆盖四万(40,000)平方米面积和至少10米厚度的煤层。当建立一个产气单元，一个煤层将为本协议的全部目的保持一个产气单元直至其不再具有生产天然气的能力。为澄清起见，一个测量为两百(200)公尺长，两百(200)公尺宽和十(10)公尺深的煤层将是一个产气单元，但任何其长度、宽度之积等于四万(40,000)平方米和深度为10米或更多的煤层也是一个产气单元。在任何许可气田，产气单元的数量将根据全煤层平方米数除以四万决定。一个在任何许可气田中的部分产气单元将以完整的产气单元为准四舍五入到最接近的数字。在任何许可气田中产气单元数量的测量结果将全部根据许可方和被许可方共同同意使用的企业标准测量的平均长度、宽度和深度决定且将每年更新。

1.2           chedule 2 to the Prior Agreement is hereby amended to read in its entirety as follows:原协议附件二在此修正为以下内容：

SCHEDULE 2

附件二

LICENSE AGREEMENT BETWEEN NEXT FUEL, INC. and FUTURE FUEL LIMITED

DATED APRIL __, 2012

NEXT FUEL / FUTURE FUEL公司间许可协议

2012/4/1

Licensed Territory: People’s Republic of China (PRC) and Republic of Mongolia (RM) within their current internationally recognized boundaries.

许可区域：中华人民共和国（PRC）和蒙古共和国(RM)，在它们目前国际公认的边界内。

(1) This Agreement does not exclude LICENSOR from business communications and project negotiations with third parties for projects within the Licensed Territories; however, LICENSOR shall reach consensus with LICENSEE when engaging in business negotiations with parties for projects within the Licensed Territories and LICENSEE shall enter into a contract with the third party.  The profit sharing mechanism for such third party contracts shall be discussed by LICENSOR AND LICENSEE on a case by case basis.  Under no circumstances shall such business expose competition to projects LICENSEEE has with any existing or potential clients.

本协议不排除许可方与其他方在许可区域内产生商务交流和项目谈判。但是许可方在这些于许可区域的商务活动中必须与被许可方达成一致并且被许可方应在这些交易中与第三方签署商业合同。但利益分配由许可方和被许可方个案协商决定。在任何情况下，这些商务活动都不可以对被许可方与其现有和潜在的客户和项目造成竞争。

Termination Date for People's Republic of China:
在中华人民共和国的许可终止日期：

(2) The initial License Term will terminate for the PRC at the close of business on March 31, 2013, unless extended by achievement of the Gas Generating Unit goals stated below.

在中华人民共和国的授权期间将于2013年3月31日终止，除非根据下述的达成产气单元目标加以延长。

To continue the term of the License for the PRC, the LICENSEE must add new Fifty (50) GGUs in the PRC during each year, including extensions,  (with each year beginning on April 1 and ending on March 31st of each year during the term of this Agreement) beginning with the year ending March 31, 2013.  If LICENSEE fails to achieve that number of GGU's in the PRC in any year, LICENSOR shall have the right to terminate the license for the PRC at any time effective immediately upon notice of termination, but such termination will not affect the license for GGUs in existence on the termination date as long as LICENSEE continues payments and otherwise complies with this Agreement.  When LICENSEE achieves an aggregate of One Thousand (1,000) GGUs in the PRC on a cumulative basis over the life of the Agreement, LICENSEE shall no longer have the right to terminate the license for the PRC for failure to achieve the Fifty (50) new GGUs in the PRC in any year and LICENSEE's license for the PRC shall be perpetual, if LICENSEE does not otherwise breach the Agreement, including, without limitation, the obligation in Item (8) of this Schedule.

为延续在中华人民共和国的授权期，被许可方必须每年新增50个产气单元 （每年4月1日起算下一年 3月31日止），从2013年3月1日开始。 若被许可方在任何年度没有完成新增50个产气单元，则许可方将有权在发出终止通知的同时终止该授权，但该终止对已经进行的产气单元不适用，只要被许可方继续按本协议支付每单元的许可费。在本协议期限内任何年度如果累计产气单元达到1000个，许可方将无权终止该许可，被许可方将不再会有最低50个产气单元的要求。此许可在中国的许可将得以无限延长，除非被许可方不能遵守本附表第八项，或被许可方出现其他违反协议之情形。

Termination Date for Republic of Mongolia:
在蒙古共和国的许可使用终止日期

(3) The initial License Term will terminate for RM at the close of business on March 31, 2013, unless extended by achievement of Gas Generating Unit goals stated below.

在蒙古共和国的授权期间将于2013年3月31日终止，除非根据下述的达成产气单元目标加以延长。

To continue the term of the License for RM, the LICENSEE must add twenty-five (25) new GGUs in the RM during each year, including extensions, (with each year  beginning on April 1 and ends on March 31st of each year during the term of this Agreement) beginning with the year ending March 31, 2013.  If LICENSEE fails to achieve that number of GGU's in the RM in any year, LICENSOR shall have the right to terminate the license for the RM at any time effective immediately upon notice of termination, but such termination will not affect the license for GGUs in existence on the termination date as long as LICENSEE continues payments and otherwise complies with this Agreement.  When LICENSEE achieves an aggregate of Five Hundred (500) GGUs in the RM on a cumulative basis over the life of the Agreement, LICENSEE shall no longer have the right to terminate the license for the RM for failure to achieve the Twenty-Five (25) new GGUs in the RM in any year and LICENSEE's license for the RM shall be perpetual, if LICENSEE does not otherwise breach the Agreement, including, without limitation, the obligation in Item (8) of this Schedule.

为延续在蒙古共和国的授权期，被许可方必须每年新增25个产气单元 （每年4月1日起算下一年 3月31日止），从2013年3月1日开始。 若被许可方在任何年度没有完成新增25个产气单元，则许可方将有权在发出终止通知的同时终止该授权，但该终止对已经进行的产气单元不适用，只要被许可方继续按本协议支付每单元的许可费。在本协议期限内任何年度如果累计产气单元达到500个，许可方将无权终止该许可，被许可方将不再会有最低25个产气单元的要求。此许可在蒙古国的许可将得以无限延长，除非被许可方不能遵守本附表第八项，或被许可方出现其他违反协议之情形。

Per Gas Generating Unit Payment: LICENSEE shall pay LICENSOR a minimum annual fee of Thirty Thousand ($30,000) U. S. Dollars for each Gas Generating Unit that continues to be capable of producing gas.  The for the initial year of each GGU shall be paid as follows: One half (50%) of such payments are due within (20) days after the first production or injection well is drilled on that GGU and one half (50%) is due upon the detection of the presence of biogenic methane gas from that GGUt.  Thereafter the annual payment for each GGU shall be paid on the anniversary of the first payment.

每个产气单元的收费：被许可方须向许可方为每个具备持续产气能力的产气单元每年至少支付叁万美元（$30，000）费用。每个产气单元的年费在第一年应以如下方式支付：在开始钻第一个加注或产气井20天内付款50%；余款在产气单元开始检测到生物甲烷气体产生时收讫。此后，每个产气单元的年费应于每年上述首付日的同日支付。

(4) Upfront Payment:  LICENSEE shall pay LICENSOR a one-time license fee of Five Hundred Thousand ($500,000) Dollars (USD), within three months, but the LICENSEE shall receive a credit for Four Hundred Thousand ($400,000) Dollars the LICENSEE previously invested in field tests, which results in a net upfront payment of One Hundred Thousand ($100,000) Dollars.

 预收费用：被许可方须在三个月内向许可方一次性支付许可费伍拾万美元（$500，000）,但被许可方此前用于实地测试的投资四十万美元（$400,000）应被抵冲，最终的净预收费用为十万美元（$100,000）。

(5) Purchase Prices for Amendments:  The LICENSEE bears all costs and expenses of producing natural gas, except that LICENSOR agrees to provide to LICENSEE a symbolic amount of not more than $10,000 (USD) of the Amendments per year per Gas Generating Units.  LICENSEE shall pay LICENSOR for the purchase of the rest of the Amendments, based on LICENSOR’s payment documents (e.g., invoice) that show the LICENSOR's cost to produce and transport the Amendments.

 营养液的购买价格：被许可方应承担产气的一切费用，除许可方同意作为技术服务的一部分象征性向被许可方的每个产气单元提供每年价值不超过一万美元的营养液。 其余部分由被许可方按许可方提供的文件（比如发票等）所显示的数额进行购买。

(6) Prices for Support and Technology Transfer: Beginning April 1, 2013, the LICENSEE is required to pay LICENSOR Fifty ($50,000) Dollars (USD) for technical support for each new Licensed Gas Field.

技术转让、技术支持费用：自2013年4月1日起，被许可方需就每个新许可气田向许可方支付50，000美元技术转让、支持费用。

(7) Efforts LICENSEE is Required to Take: The LICENSEE is required to achieve Gas Generating Units in the People's Republic of China at least fifty (50) new Gas Generating Units during the first year ( that ends on March 31, 2013, which would result in $1,500,000 of  license fees during the first year. In addition to termination rights described above, LICENSOR has a legal right to collect such amount notwithstanding LICENSEE's failure to achieve the fifty (50) GGUs during the first year.  Thereafter, LICENSEE has a legal right to collect license fees only for actual GGUs (as defined in Section 1.1) and the LICENSOR's only recourse for LICENSEE's failure to achieve the annual minimum number of GGUs after the first year of this Agreement is to terminate the license as described above.  Except for this commitment, the LICENSEE's obligation is to use commercially reasonable efforts to commercialize the technology.

 被许可方需努力从事：被许可方自2013年3月31日起，每年（在协议期限内每年从4月1日起计，至次年3月31日截止）须在中国新实施至少五十个产气单元， 这将相应增加许可费1,500,000万美元。除了此一承诺，被许可方应尽到通过一切商业合理努力，促使该项技术商品化的义务。

(8) IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals and duly executed this Amendment Agreement as of the day and year first set forth above.

为昭信守，双方于协议前述日期签字盖章正式签署本修正案。

LICENSEE: FUTURE FUEL LIMITED	LICENSOR: NEXT FUEL, INC., a Nevada corporation

By: /s/ Guangwei Guo	By: /s/ Robert H. Craig
Print Name: GUO Guangwei	Print Name: Robert H. Craig
Title: President	Title: Chief Executive Officer
Address for Notices:
He Sheng Qi Lin She Building 3, Suite 508	By: /s/ Song Jin
Wang Jing Fu Tong West Street	Print Name: Song Jin
Chaoyang District, Beijing, China	Title: President
Address for Notices:
821 Frank Street
Sheridan, WY 82801, USA